UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

The RealReal, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 600

San Francisco, CA 94133

(Address of Principal Executive Offices, including Zip Code)

(855) 435-5893

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 16, 2020, The RealReal, Inc. (the “Company”) notified Nasdaq that it is not in compliance with the audit committee composition requirement under Nasdaq Listing Rule 5605(c)(2)(A) due to one vacancy on the audit committee. Immediately following the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 16, 2020, Maha Ibrahim, formerly an audit committee member, no longer serves on the board of directors. Rob Krolik and James Miller continue to serve on the audit committee. On June 19, 2020, the Company received a notice from Nasdaq regarding this non-compliance and confirming the cure period applicable to the Company. The Company is evaluating the appropriate composition of its board committees and fully intends to regain compliance with Rule 5605(c)(2)(A) within the applicable cure period.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2020, the Company held its Annual Meeting to consider and vote on the two proposals set forth below, each of which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission. The final voting results are set forth below.

Proposal 1 – Election of Class I Director

The stockholders elected the person named below as a Class I director to serve a three-year term ending at the Company’s 2023 annual meeting or until his successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Michael Kumin	56,512,371	3,177,009	13,194,451

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of such vote were as follows:

For	Against	Abstain
72,779,918	61,039	42,874

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: June 22, 2020	By:	/s/ Matt Gustke
Matt Gustke
Chief Financial Officer